UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
November 20, 2024

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Merritt 7
Norwalk
,
Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
(
203
)
849-5216
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1.00 par value	XRX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Xerox Holdings Corporation		Xerox Corporation

Emerging growth company	☐	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Xerox Holdings Corporation	☐	Xerox Corporation	☐

Item 1.01	Entry into a Material Definitive Agreement
As previously reported in a Current Report on Form
8-K
filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 17, 2024 (the “Original Form
8-K”),
Xerox Corporation (“Xerox”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with ITsavvy Holdings, LLC (the “Seller”) and ITsavvy Acquisition Company, Inc. (the “Company”), which provided, among other things, that, subject to the terms and conditions set forth therein, Xerox will purchase from the Seller all of the issued and outstanding equity securities of the Company.
On November 20, 2024 (the “Closing Date”), Xerox completed the acquisition of all of the issued and outstanding equity securities of the Company. On the Closing Date, Xerox paid $180.0 million in cash to the Seller and issued to the Seller (i) a $110.0 million secured promissory note (the “2025 Note”), and (ii) another $110.0 million secured promissory note (the “2026 Note” and, together with the 2025 Note, the “Notes”).
The material terms of the Purchase Agreement were previously reported in Item 1.01 of the Original Form
8-K.
The foregoing summary and description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Original Form
8-K,
and is incorporated into this Item 1.01 by reference.
The material terms of the Notes were previously reported in Item 2.03 of the Original Form
8-K.
The foregoing summaries and descriptions of the 2025 Note and 2026 Note do not purport to be complete and are subject to, and qualified in their entirety by, the full texts of the 2025 Note and the 2026 Note, which are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated into this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets
The disclosures set forth in Item 1.01 are incorporated into this Item 2.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The disclosures set forth in Item 1.01 are incorporated into this Item 2.03 by reference.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The financial statements required by Item 9.01(a) of Form
8-K
will be filed by amendment to this Current Report on Form
8-K
no later than 71 days following the date on which this Current Report on Form
8-K
was required to be filed pursuant to Item 2.01.
(b) Pro Forma Financial Information
The pro forma financial information required by Item 9.01(b) of Form
8-K
will be filed by amendment to this Current Report on Form
8-K
no later than 71 days following the date on which this Current Report on Form
8-K
was required to be filed pursuant to Item 2.01.
(d) Exhibits

Exhibit No.	Description

4.1*	2025 Note

4.2*	2026 Note

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*
Pursuant to Item 601(a)(5) of Regulation
S-K,
certain schedules and exhibits to the Notes have been omitted from this Current Report on Form
8-K
and will be furnished to the Securities and Exchange Commission supplementally upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION

Date: November 21, 2024	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary

XEROX CORPORATION

Date: November 21, 2024	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary